The Payden & Rygel Investment Group

Supplement dated March 26, 2025, to the Prospectuses dated February 28, 2025

Reverse share split for each class of the Payden High Income Fund and the Payden Emerging Markets Local Bond Fund (each a “Fund” and collectively, the “Funds”)

Effective May 9, 2025, shareholders of each class of the Payden High Income Fund will receive one share in exchange for every two shares of the Fund they currently own and shareholders of each class of the Payden Emerging Markets Local Bond Fund will receive one share in exchange for every two shares of the Fund they currently own.

While the reverse share split will reduce the number of outstanding shares of each class of each Fund, it will proportionately increase the net asset value (“NAV”) per share of each class of each Fund such that the aggregate market value of each Fund’s shares will remain the same. The reverse share split will apply the same ratio to each class of shares of a Fund. The reverse share split will not alter the rights or total value of a shareholder’s investment in a Fund, nor will it be a taxable event for Fund investors. The table below illustrates the hypothetical effect of these reverse share split on a shareholder’s investment:

Hypothetical Two for One Reverse Share Split

	# of Shares Owned	Hypothetical NAV Per Share	Market Value of Investment
Before Reverse Share Split	1,000	$6.30	$6,300
After Reverse Share Split	500	$12.60	$6,300